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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 21, 1999
                                                       (October 14, 1999)


                             TORCHMARK CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                            1-8052                       63-0780404
(State or other              (Commission File No.)            (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


              2001 Third Avenue South, Birmingham, Alabama  35233
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (205) 325-4200


                                      None
         (Former name or former address, if changed since last report)



                           Index of Exhibits page 2.

                   Total number of pages in this report is 3.
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Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

     On October 21, 1998, with the approval of the Audit Committee of the Board of Directors of Torchmark Corporation, Torchmark dismissed KPMG Peat Marwick LLP ("KPMG") as its principal accountants effective upon the issuance of KPMG's reports on the consolidated financial statements of Torchmark Corporation and subsidiaries and the separately issued financial statements of Torchmark Corporation's subsidiaries, unit investment trust accounts and benefit plans as of and for the year ending December 31, 1998. The effective date of KPMG's dismissal was October 14, 1999, the date upon which the last of the audit reports as of and for the year ended December 31, 1998, for the entities noted above was issued. The reports of KPMG Peat Marwick LLP on the financial statements of Torchmark for either of the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion. Such reports were not qualified or modified as to uncertainty, audit scope or accounting principles except as follows: KPMG Peat Marwick LLP's Auditors' Report on the Consolidated Financial Statements of Torchmark Corporation as of and for the year ended December 31, 1998 refers to a change in accounting principles to adopt the provisions of Statement of Financial Accounting Standards Board's Statement of Financial Accounting Standard 121 "Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to Be Disposed Of". During such years and during the period between December 31, 1998 and the date of their dismissal, there was no disagreement between KPMG and Torchmark on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused that firm to make reference to the subject matter of such disagreement in connection with its report on the Company's financial statements.

     Also, on October 21, 1998, the Audit Committee of the Board of Directors approved and Torchmark engaged Deloitte & Touche LLP as the Company's new principal accountants effective January 1, 1999. Torchmark's appointment of Deloitte & Touche was ratified by Company shareholders at Torchmark's April 29, 1999 annual shareholders meeting.



Item 7.  Financial Statements and Exhibits
------------------------------------------


           Exhibit No.    Exhibit
           -----------    -------

               16         Letter regarding change in certifying accountant.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TORCHMARK CORPORATION


Dated:  October 21, 1999                 By: /s/ Michael J. Klyce
                                            ---------------------------------
                                         Name:  Michael J. Klyce
                                         Title: Vice President and Treasurer